UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2007

PATRON SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25675	74-3055158
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5775 Flatiron Parkway, Suite 230
Boulder, Colorado 80301
(Address of Principal Executive Offices/Zip Code)

(303) 541-1005
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 16, 2007, Marcum & Kliegman LLP resigned as the Registrant’s independent registered public accounting firm. The decision was not recommended or previously approved by the Registrant’s board of directors. The reports of Marcum & Kliegman LLP on the Registrant’s financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except the reports did contain an explanatory paragraph related to the Registrant’s ability to continue as a going concern. During the Registrant’s fiscal years ended December 31, 2006 and 2005, and the interim period from January 1, 2007 through October 16, 2007, there were no disagreements with Marcum & Kliegman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman LLP would have caused Marcum & Kliegman LLP to make reference to the subject matter of the disagreements in connection with its reports.

As of March 31, 2007, Marcum & Kliegman LLP had advised the Registrant that it identified certain deficiencies in the Registrant’s internal controls over financial reporting that constitute “material weaknesses.” The material weaknesses principally relate to the Registrant having limited segregation of duties within its accounting department, the need for the Registrant to strengthen its expertise with respect to the application of complex accounting pronouncements and the need for the Registrant to strengthen its expertise with respect to implementing a tax reporting structure to file, on a timely basis, Federal and state tax returns. The Registrant has attempted to remedy these deficiencies by engaging outside consultants and hiring internal personnel with the appropriate skills to address its ongoing accounting and finance needs.

The Registrant requested that Marcum & Kliegman LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements in this Current Report on Form 8-K. A copy of the letter furnished by Marcum & Kliegman LLP in response to that request, dated October 22, 2007 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

16.1	Letter from Marcum & Kliegman LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRON SYSTEMS, INC.

Date: October 22, 2007	By:	/s/ Robert Cross
Robert Cross
Chairman of the Board of Directors and Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Marcum & Kliegman LLP